Exhibit 10.1

Citibank Europe plc, UK Branch EMEA Loans Agency Citigroup Centre 33 Canada Square Canary Wharf London E14 5LB

From:	CITIBANK EUROPE PLC, UK BRANCH (the Facility Agent)
EMEA Loans Agency
Citigroup Centre
33 Canada Square Canary Wharf
London E14 5LB
United Kingdom

To:	CNH INDUSTRIAL N.V. (the Company)
Cranes Farm Road
Basildon, Essex
SS14 3AD
United Kingdom

CC:	The Banks

26 March 2026

Re: € 3.25 billion Revolving Credit Facility dated 19 April 2024, 12-month extension of the First Extended Termination Date

1.

We refer to the credit agreement (the Agreement) dated 19 April 2024, between CNH Industrial N.V., Citibank Europe plc, UK Branch as Facility Agent, and the financial institutions defined therein as Banks, providing for a five-year €3.25 billion Revolving Credit Facility with the First Extended Termination Date on 19 April 2030 pursuant to the first of the two available extension options of 1-year each, on the terms set forth in the Agreement.

2.	We hereby confirm that the Banks have agreed to the Company’s request (the Second Extension Request) that the First Extended Termination Date be extended for a period of 12 months.

3.	As of the date hereof, the Termination Date is on 18 April 2031 for the Total Commitments equal to €3.25 billion (the “Second Extended Termination Date”).

4.	Terms defined in the Agreement shall bear the same meaning herein.

Citibank Europe plc, UK Branch

Registered as a branch in the UK at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB. Registered number BR017844.

Authorised by the Central Bank of Ireland and by the Prudential Regulation Authority.

Subject to regulation by the Central Bank of Ireland and limited regulation by the Financial Conduct Authority and the Prudential Regulation

Authority.

Details about the extent of our authorisation and regulation by the Prudential Regulation Authority and regulation by the Financial Conduct

Authority are available from us on request

Yours faithfully,

/s/ Jane Styles
For
CITIBANK EUROPE PLC, UK BRANCH
In its capacity as Facility Agent
Name: Jane Styles
Title: Senior Vice President

For acknowledgement and acceptance

/s/ Andrea Paulis
For
CNH INDUSTRIAL N.V.
Name: Andrea Paulis
Title: Authorized Signatory